Exhibit 10 - FACE PRINT GLOBAL SOLUTIONS SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT

Board of Directors

FACE PRINT GLOBAL SOLUTIONS, INC.
1111 E. Herndon Ave., Suite 115
Fresno, California 93720

Gentlemen:

The undersigned subscriber (the "Purchaser") hereby agrees to purchase from FACE PRINT GLOBAL SOLUTIONS, INC., (the "Company") and the Company agrees to sell to the Purchaser, upon the terms and conditions set forth herein, an aggregate of _______________ shares (the "Shares") of FACE PRINT GLOBAL SOLUTIONS, INC., common stock, no par value, on the date hereof, for the purchase price in the gross aggregate amount of $_________________ or $0.12 per share.

The undersigned is acquiring the Shares that the undersigned has specified solely for the undersigned's own account or is exempt from such requirements. The undersigned is acquiring such Shares without a view to, and not for resale in connection with, a distribution of the Common Stock within the meaning of the Securities Act of 1933, as amended ("1933 Act"). The undersigned hereby covenants and agrees that the undersigned shall not sell any of the Shares in violation of the 1933 Act.

The undersigned acknowledges and is aware that the Company has limited financial reserves and that the Shares represent a speculative investment which involves a high degree of risk of loss by the undersigned of the undersigned's entire investment in the Company. #9; It has never been guaranteed or warranted to the undersigned by the Company, its officers or directors or by any other person, expressly or by implication, that the undersigned will receive any approximate or exact amount of return or other type of consideration, profit or loss as a result of any investment in the Shares; or that the past performance or experience on the part of the Company, any director, officer or any affiliate, will in any way indicate or predict the results of the ownership of Shares or of the overall success of the Company.

If the undersigned is more than one person, the obligations of the undersigned shall be joint and several, and the representations and warranties herein contained shall be deemed to be made by and be binding upon such person, and ownership of the Shares subscribed for by the undersigned shall be as set forth on the signature page hereto.

The undersigned realizes that this Subscription Agreement form does not constitute an offer by Company to sell Shares. The undersigned understands that the Company reserves the right to reject subscriptions in whole or in part.

At the request of the Company, the undersigned will promptly execute such other instruments or documents as may be reasonably required in connection with the purchase of the Shares. The undersigned hereby agrees that the representations and warranties set forth in this Subscription Agreement shall survive the acceptance hereof by the Company, shall be binding upon the heirs, executors, administrators, successors, and assigns to the undersigned, but this subscription is not voluntarily transferable or assignable by the undersigned. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, regardless of principles of conflicts of law. #9;

This subscription is subject to final acceptance by the Company, to be evidenced by the signature of an officer of the Company as set forth on the Subscription Agreement Signature Page.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of __________, 20__.

 Signature(s) for Investors

____________________________

_______________________________
Signature

Signature

____________________________

_______________________________
Print Name

Print Name

____________________________

_______________________________
Street Address

Street Address

____________________________

_______________________________
City, State, Zip Code

City, State, Zip Code

IF JOINT OWNERSHIP, CHECK ONE:

_______ Husband and Wife, as Community Property

_______ Joint Tenants with Rights of Survivorship

_______ Tenants-in-Common

Note: The address given above must be the residence address of the Investor. Post Office and other addresses will not be accepted.

Accepted:

FACE PRINT GLOBAL SOLUTIONS, INC.

___________________________

By

____________
Date

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